CMA

CMA GOVERNMENT
SECURITIES FUND


Annual Report



























March 31, 1997


MERRILL LYNCH
BULL LOGO





Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Joseph T. Monagle Jr.--Senior Vice President
Donaldo S. Benito--Vice President
Donald C. Burke--Vice President
Kevin J. McKenna--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.


CMA Government Securities Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper



Dear Shareholder:


For the year ended March 31, 1997, CMA Government Securities Fund paid shareholders a net annualized dividend of 4.92%.* As of March 31, 1997, the Fund's 7-day yield was 5.00%.

The average portfolio maturity for CMA Government Securities Fund at March 31, 1997 was 68 days, compared to 71 days at September 30,
1996.

The Environment
Stock and bond market turbulence increased during the six-month period ended March 31, 1997. Mounting evidence of stronger-than-expected economic growth suggested to investors that the Federal Reserve Board would make a preemptive strike to contain inflationary pressures. These concerns were heightened by statements made by Federal Reserve Board Chairman Alan Greenspan, and culminated in an announced increase in the Federal Funds rate of 0.25% to 5.5% on March 25. As investors became concerned that this might prove to be only the first in a series of monetary policy tightening moves, interest rates rose and stock and bond prices declined. Following the central bank's action, investor sentiment fluctuated from negative to more positive, depending upon whether the latest economic data releases were perceived to suggest an overheating or moderating trend. It appears that clear-cut signs of continued low inflation and moderate economic growth, as well as no further indications of monetary policy tightening, are needed before stability returns to the financial markets.

On the international front, despite some weakness, the US dollar subsequently continued its strong advance relative to the yen and the Deutschemark, raising concerns about the outlook for US trade. In early February, the leading industrialized nations expressed apparent agreement that it was time to seek a lower dollar and less volatility in the foreign exchange markets. It remains to be seen whether these stated intentions will be acted upon, or if the US dollar continues to rise relative to other major currencies.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Portfolio Matters
Early in the period, we focused the Fund's investments in the six-month--one-year sector, which proved rewarding. As the period progressed, we increased the Fund's repurchase agreement position to 63% of net assets from 54% because of the attractive yields afforded in financing rates. Toward the end of the period, we adopted a more defensive posture by increasing the Fund's holdings in short-term maturities such as six-month Treasury coupon positions which traded 10 basis points (0.10%) higher than similarly dated Treasury bills.

In Conclusion
We thank you for your interest in CMA Government Securities Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President








(Donaldo S. Benito)
Donaldo S. Benito
Vice President and Portfolio Manager



April 24, 1997



CMA GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997          (IN THOUSANDS)


                   Face     Interest     Maturity            Value
Issue             Amount      Rate         Date            (Note 1a)

US Government Obligations*--35.6%

US Treasury     $ 39,300      5.055%      5/22/97        $   39,003
Bills              5,800      5.17       11/13/97             5,598
                   8,600      5.205      11/13/97             8,301
                  10,400      5.175       2/05/98             9,897

US Treasury       70,660      8.50        4/15/97            70,763
Notes             77,495      6.50        4/30/97            77,566
                  12,900      6.875       4/30/97            12,916
                  74,175      6.50        5/15/97            74,270
                  20,000      5.625       6/30/97            20,000
                 101,200      8.50        7/15/97           102,006
                  12,750      5.50        7/31/97            12,742
                  53,100      5.875       7/31/97            53,141
                  14,400      6.50        8/15/97            14,438
                 121,625      6.00        8/31/97           121,663
                  74,200      5.75        9/30/97            74,165
                  47,300      8.75       10/15/97            48,032
                  79,300      5.625      10/31/97            79,188
                  20,000      5.75       10/31/97            19,984
                  81,000      7.375      11/15/97            81,683
                  24,970      5.00        1/31/98            24,756
                 120,580      7.25        2/15/98           121,729
                  41,560      6.125       3/31/98            41,573
                  45,000      7.875       4/15/98            45,774
                  21,235      5.125       4/30/98            21,010
                  17,200      5.875       4/30/98            17,152
                  20,000      6.125       5/15/98            19,985

Total US Government Obligations
(Cost--$1,219,024)                                        1,217,335


  Face                                                     Value
 Amount                    Issue                     (Notes 1a & 1e)

              Repurchase Agreements**--63.9%

$120,000   Aubrey G. Lanston Co., Inc., purchased
           on 3/31/97 to yield 6.25% to 4/01/97             120,000

 150,000   BZW Securities, Inc., purchased on
           3/31/97 to yield 6.45% to 4/01/97                150,000

 135,000   Bear Stearns & Co., Inc., purchased on
           3/31/97 to yield 6.40% to 4/01/97                135,000


 Face                                                     Value
Amount                     Issue                     (Notes 1a & 1e)

              Repurchase Agreements** (concluded)

$150,000   Daiwa Securities America, Inc.,
           purchased on 3/31/97 to yield
           6.40% to 4/01/97                              $  150,000

150,000    Donaldson, Lufkin & Jenrette Securities
           Corp., purchased on 3/31/97 to yield
           6.40% to 4/01/97                                 150,000

150,000    First Chicago Capital Markets, Inc.,
           purchased on 3/31/97 to yield 6.50%
           to 4/01/97                                       150,000

100,000    Fuji Securities Inc., purchased on
           3/31/97 to yield 6.40% to 4/01/97                100,000

155,000    Goldman Sachs & Co., purchased on
           3/31/97 to yield 6.50% to 4/01/97                155,000

150,000    Greenwich Capital Markets, Inc.,
           purchased on 3/31/97 to yield
           6.40% to 4/01/97                                 150,000

152,378    Lehman Brothers Inc., purchased on
           3/31/97 to yield 6.40% to 4/01/97                152,378

160,000    Nesbitt Burns Securities, Inc.,
           purchased on 3/31/97 to yield 6.45%
           to 4/01/97                                       160,000

155,000    PaineWebber Inc., purchased on
           3/31/97 to yield 6.40% to 4/01/97                155,000

150,000    SBC Warburg Inc., purchased on
           3/31/97 to yield 6.40% to 4/01/97                150,000

150,000    Smith Barney Inc., purchased on
           3/31/97 to yield 6.40% to 4/01/97                150,000

160,000    UBS Securities LLC, purchased on
           3/31/97 to yield 6.40% to 4/01/97                160,000

Total Repurchase Agreements
(Cost--$2,187,378)                                        2,187,378

Total Investments
(Cost--$3,406,402)--99.5%                                 3,404,713

Other Assets Less Liabilities--0.5%                          18,755
                                                         ----------
Net Assets--100.0%                                       $3,423,468
                                                         ==========

[FN]
 *US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates or upon maturity.
**Repurchase Agreements are fully collateralized by US Government
  Obligations.

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
Assets:
Investments, at value (identified cost--$3,406,402,214++) (Notes 1a & 1e)                                 $3,404,713,211
Cash                                                                                                                 926
Interest receivable                                                                                           21,162,121
Prepaid registration fees and other assets (Note 1d)                                                             232,180
                                                                                                          --------------
Total assets                                                                                               3,426,108,438
                                                                                                          --------------

Liabilities:
Payables:
 Investment adviser (Note 2)                                                         $    1,192,254
 Distributor (Note 2)                                                                     1,086,999
 Dividends to shareholders (Note 1f)                                                          1,053
 Beneficial interest redeemed                                                                   487            2,280,793
                                                                                     --------------
Accrued expenses and other liabilities                                                                           359,347
                                                                                                          --------------
Total liabilities                                                                                              2,640,140
                                                                                                          --------------
Net Assets                                                                                                $3,423,468,298
                                                                                                          ==============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                $  342,515,730
Paid-in capital in excess of par                                                                           3,082,641,571
Unrealized depreciation on investments--net                                                                   (1,689,003)
                                                                                                          --------------
Net Assets--Equivalent to $1.00 per share based on 3,425,157,301 shares of
beneficial interest outstanding                                                                           $3,423,468,298
                                                                                                          ==============

++Cost for Federal income tax purposes. As of March 31, 1997, net unrealized depreciation for Federal income tax purposes amounted to $1,689,003, of which $112,392 related to appreciated securities and $1,801,395 related to depreciated securities.

  See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997

Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $  180,768,870

Expenses:
Investment advisory fees (Note 2)                                                    $   13,466,157
Distribution fees (Note 2)                                                                4,103,537
Transfer agent fees (Note 2)                                                                551,291
Accounting services (Note 2)                                                                220,479
Registration fees (Note 1d)                                                                 203,974
Custodian fees                                                                              192,137
Professional fees                                                                            62,890
Printing and shareholder reports                                                             44,435
Trustees' fees and expenses                                                                  40,153
Other                                                                                        42,035
                                                                                     --------------
Total expenses                                                                                                18,927,088
                                                                                                          --------------
Investment income--net
                                                                                                             161,841,782
Realized Gain on Investments--Net (Note 1c)                                                                      116,775
Change in Unrealized Depreciation on Investments--Net                                                         (1,388,661)
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $  160,569,896
                                                                                                          ==============

See Notes to Financial Statements.


CMA GOVERNMENT SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                             For the Year Ended
                                                                                                  March 31,
Increase (Decrease) in Net Assets:                                                         1997                 1996
Operations:
Investment income--net                                                              $   161,841,782      $   168,765,912
Realized gain on investments--net                                                           116,775              813,513
Change in unrealized depreciation on investments--net                                    (1,388,661)            (233,823)
                                                                                    ---------------      ---------------
Net increase in net assets resulting from operations                                    160,569,896          169,345,602
                                                                                    ---------------      ---------------

Dividends & Distributions to Shareholders (Note 1f):
Investment income--net                                                                 (161,841,782)        (168,765,912)
Realized gain on investments--net                                                          (116,775)            (813,513)
                                                                                    ---------------      ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                        (161,958,557)        (169,579,425)
                                                                                    ---------------      ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                     13,617,455,013       13,161,152,625
Net asset value of shares issued to shareholders in reinvestment of dividends
and distributions (Note 1f)                                                             161,803,882          169,364,191
                                                                                    ---------------      ---------------
                                                                                     13,779,258,895       13,330,516,816
Cost of shares redeemed                                                             (13,700,005,200)     (13,117,482,781)
                                                                                    ---------------      ---------------
Net increase in net assets derived from beneficial interest transactions                 79,253,695          213,034,035
                                                                                    ---------------      ---------------
Net Assets:
Total increase in net assets                                                             77,865,034          212,800,212
Beginning of year                                                                     3,345,603,264        3,132,803,052
                                                                                    ---------------      ---------------
End of year                                                                         $ 3,423,468,298      $ 3,345,603,264
                                                                                    ===============      ===============

See Notes to Financial Statements.


CMA GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements
                                                                               For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                           1997        1996        1995         1994        1993
Net asset value, beginning of year                           $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ----------  ----------  ----------  ----------   ----------
Investment income--net                                            .0477       .0521       .0419       .0271        .0294
Realized and unrealized gain (loss) on
investments--net                                                 (.0004)      .0002       .0008      (.0013)       .0038
                                                             ----------  ----------  ----------  ----------   ----------
Total from investment operations                                  .0473       .0523       .0427       .0258        .0332
                                                             ----------  ----------  ----------  ----------   ----------
Less dividends and distributions:
 Investment income--net                                          (.0477)     (.0521)     (.0419)     (.0271)      (.0294)
 Realized gain on investments--net                                   --++    (.0003)     (.0002)     (.0004)      (.0026)
                                                             ----------  ----------  ----------  ----------   ----------
Total dividends and distributions                                (.0477)     (.0524)     (.0421)     (.0275)      (.0320)
                                                             ----------  ----------  ----------  ----------   ----------
Net asset value, end of year                                 $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ==========  ==========  ==========  ==========   ==========
Total Investment Return                                           4.94%       5.37%       4.30%       2.79%        3.25%
                                                             ==========  ==========  ==========  ==========   ==========
Ratios to Average Net Assets:
Expenses                                                           .56%        .57%        .58%        .56%         .55%
                                                             ==========  ==========  ==========  ==========   ==========
Investment income and realized gain on
investments--net                                                  4.81%       5.25%       4.18%       2.75%        3.20%
                                                             ==========  ==========  ==========  ==========   ==========
Supplemental Data:
Net assets, end of year (in thousands)                       $3,423,468  $3,345,603  $3,132,803  $3,563,595   $3,858,017
                                                             ==========  ==========  ==========  ==========   ==========

++Amount is less than $.0001 per share.

  See Notes to Financial Statements.



CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Government Securities Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the

Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities daily and, if necessary, receives additional securities to ensure that the contract is adequately collateralized.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Transactions in Shares of Beneficial
Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



<AUDIT-REPORT>
CMA GOVERNMENT SECURITIES FUND
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
CMA Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Government Securities Fund as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Government Securities Fund as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
April 25, 1997
</AUDIT-REPORT>



CMA GOVERNMENT SECURITIES FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

None of the ordinary income distributions paid daily by the CMA Government Securities Fund during its fiscal year ended March 31, 1997 qualify for the dividends-received deduction for corporations. Additionally, on May 10, 1996, the Fund distributed long-term capital gains of $.0000087 per share.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets of the Fund invested in Federal Obligations as of the end of each quarter of the fiscal year:

For the Quarter Ended        Federal Obligations*

June 30, 1996                             35.31%
September 30, 1996                        38.36%
December 31, 1996                         29.49%
March 31, 1997                            35.53%

Of the Fund's ordinary income dividends paid during the fiscal year ended March 31, 1997, 37.90% was attributable to Federal
Obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis.

Please retain this information for your records.


[FN]
*For purposes of this calculation, Federal Obligations include US
 Treasury Notes, USTreasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase Agreements are not included in this calculation.